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Exhibit 10.30

Fifteenth Amendment to Data Processing Agreement dated January 1, 1998, by and between ALLTEL Information Services, Inc. (formerly Systematics Financial Services, Inc.) and Brenton Bank (formerly Brenton Bank Services Corporation).
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